Exhibit 10.5
SUPPLEMENT NO. 2 TO THE
SECURITY AGREEMENT
SUPPLEMENT NO. 2 dated as of January 29, 2010, to the Pledge and Security Agreement (as amended, supplemented or otherwise modified, the “Security Agreement”) dated as of October 26, 2007 among SIERRA HOLDINGS CORP. (“Holdings”), AVAYA INC. (the “Parent Borrower”), certain Subsidiaries of the Parent Borrower from time to time party thereto and CITICORP USA, INC., as Administrative Agent for the Secured Parties.
A.    Reference is made to the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Parent Borrower, Holdings, certain Subsidiaries of the Parent Borrower from time to time party thereto (the “Subsidiary Borrowers” and, together with the Parent Borrower, the “Borrowers”), CITICORP USA, INC., as Administrative Agent and Swing Line Lender, CITIBANK, N.A., as L/C Issuer, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement.
C.    The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and the L/C Issuers to issue Letters of Credit and (y) the Cash Management Banks to provide Cash Management Services consisting of Secured Cash Management Obligations. Section 6.14 of the Security Agreement provides that additional Restricted Subsidiaries of the Parent Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. Each undersigned Restricted Subsidiary (each a “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce (x) the Lenders to make additional Loans and the L/C Issuers to issue additional Letters of Credit and (y) the Cash Management Banks to provide Cash Management Services consisting of Secured Cash Management Obligations and as consideration for (x) Loans previously made and Letters of Credit previously issued and (y) Cash Management Services consisting of Secured Cash Management Obligations previously provided.
Accordingly, the Administrative Agent and each New Subsidiary agree as follows:
SECTION 1.    In accordance with Section 6.14 of the Security Agreement, each New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Obligations does hereby create and grant to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of each New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of each New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2.    Each New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
SECTION 3.    This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of each New Subsidiary, and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4.    Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of such New Subsidiary and (b) set forth under its signature hereto is the true and correct legal name of such New Subsidiary, its jurisdiction of formation and the location of its chief executive office. Schedule I shall be incorporated into, and after the date hereof be deemed part of, the Perfection Certificate.
SECTION 5.    Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
SECTION 6.    THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 8.    All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.
SECTION 9.    Each New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.
[Signatures on following page]

IN WITNESS WHEREOF, each New Subsidiary and the Administrative Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.
AVAYA GOVERNMENT SOLUTIONS INC.
By:    /s/ Matthew Booher

Name:	Matthew Booher

Title:	Treasurer
Jurisdiction of Formation:    Delaware
Address Of Chief Executive Office:
12730 Fair Lakes Circle
Fairfax, VA 22033
INTEGRATED INFORMATION TECHNOLOGY CORPORATION
By:    /s/ Matthew Booher

Name:	Matthew Booher

Title:	Treasurer
Jurisdiction of Formation:    Illinois
Address Of Chief Executive Office:
12730 Fair Lakes Circle
Fairfax, VA 22033
AC TECHNOLOGIES, INC.
By:    /s/ Matthew Booher

Name:	Matthew Booher

Title:	Treasurer
Jurisdiction of Formation:    Delaware
Address Of Chief Executive Office:
12730 Fair Lakes Circle
Fairfax, VA 22033

CITICORP USA, INC.,
as Administrative Agent
By:    /s/ Brendan Mackay
Name: Brendand Mackay
Title: Vice President

SCHEDULE I
TO SUPPLEMENT NO 2 TO THE
SECURITY AGREEMENT
LOCATION OF COLLATERAL
EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date